SECURTIES AND EXCHANGE COMMISION

                              Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 27, 2003

                              FEMINIQUE CORPORATION

             (exact name of registrant as specified in its charter)

 Delaware                          0-17750                    13-3186327
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)               File Number)                 Ident. No.)

               140 Broadway, 46th floor, New York, New York 10005
                    (Address of principal executive offices)

                                  212 655 9262

               Registrant's telephone number, including area code

                                 Not applicable

          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    EXHIBITS

     (a)  Amended Disclosure Statement
     (b)  Plan of Reorganization
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             FEMINIQUE CORPORATION





Date: December , 2003                        By: /s/ Max Khan
                                                 -----------------------
                                                 Max Khan, President and
                                                 Chief Executive Officer

Exhibit (a)


UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF NEW YORK
--------------------------------------X
In re:
                                             Case No. 800-85241-511

FEMINIQUE CORPORATION                        IN A PROCEEDING
                                             FOR REORGANIZATION
              Debtor.                        UNDER CHAPTER 11
                                             ----------------
--------------------------------------X

                          AMENDED DISCLOSURE STATEMENT
                          ----------------------------

                                  INTRODUCTION
                                  ------------

          Feminique Corporation. (the "Debtor") provides this Amended Disclosure Statement to all of the Debtor's known creditors in order to disclose that information deemed by the Debtor to be material, important, and necessary for the Debtor's creditors to arrive at a reasonably informed decision in exercising their right to vote for acceptance of the Plan of Reorganization (hereinafter, "the Plan") presently on file with the Bankruptcy Court. A copy of the Plan accompanies this Amended Disclosure Statement.

          July 28, 2003, at 2:00 p.m. has been set by the Court for a hearing on the acceptance or rejection of the Plan. Creditors may vote on the Plan by filling out and mailing the accompanying Ballot to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attn: Robert Kolodney, Esq., so as to be received no later than July 23, 2003. As a creditor, your vote is important. Creditors whose claims are Impaired, must vote to have their votes counted. Class 2 creditors are Impaired under the Plan. In order for the Plan to be deemed accepted, creditors in Class 2 holding allowed Claims of at least 2/3 in amount and more than l/2 in number who cast votes must vote in favor of the Plan.

          NO REPRESENTATIONS CONCERNING THE DEBTOR (PARTICULARLY AS TO THE DEBTOR'S FUTURE BUSINESS OPERATIONS, VALUE OF PROPERTY, OR THE VALUE OF ANY PROMISSORY NOTES OR CERTIFICATES OF INDEBTEDNESS, IF ANY, TO BE ISSUED UNDER THE
PLAN) ARE AUTHORIZED BY THE DEBTOR OTHER THAN AS SET FORTH IN THIS STATEMENT. ANY REPRESENTATIONS OR INDUCEMENTS MADE TO SECURE YOUR ACCEPTANCE WHICH ARE OTHER THAN AS CONTAINED IN THIS STATEMENT SHOULD NOT BE RELIED UPON BY YOU IN ARRIVING AT YOUR DECISION, AND SUCH ADDITIONAL REPRESENTATIONS AND INDUCEMENTS SHOULD BE REPORTED TO COUNSEL FOR THE DEBTOR WHO IN TURN SHALL DELIVER SUCH INFORMATION TO THE BANKRUPTCY COURT FOR SUCH ACTION AS MAY BE DEEMED APPROPRIATE. IF ANY CREDITOR HAS ANY QUESTIONS CONCERNING THE PLAN, THEY SHOULD CONSULT THE DEBTOR'S ATTORNEYS OR THEIR OWN COUNSEL.

          THE INFORMATION CONTAINED HEREIN HAS NOT BEEN SUBJECT TO A CERTIFIED AUDIT. THE RECORDS KEPT BY THE DEBTOR ARE DEPENDENT UPON ACCOUNTING PERFORMED BY OTHERS BEYOND THE DEBTOR'S CONTROL. FOR THE FOREGOING REASON, AS WELL AS BECAUSE OF THE COMPLEXITY OF THE DEBTOR'S FINANCIAL MATTERS, THE DEBTOR IS UNABLE TO WARRANT OR REPRESENT THAT THE INFORMATION CONTAINED HEREIN IS WITHOUT ANY INACCURACY, ALTHOUGH GREAT EFFORT HAS BEEN MADE TO BE ACCURATE.

                                 II. BACKGROUND
                                     ----------

          The Debtor, as Biopharmaceutics, Inc. was originally incorporated in Nevada on August 15, 1983 under the name of Health Care Facilities Corporation. On March 28, 1988, the shareholders changed the Companys name to Biopharmaceutics, Inc. and the state of incorporation from the Nevada to Delaware. In June 1999, the Companys name was changed to Feminique Corporation.

          The Debtor is a publicly traded Company which had 23,344,085 shares outstanding as of the date of the Debtors filing of its Chapter 11 petition.

          The Debtors business operations originally was conducted through three wholly-owned subsidiaries, Biopharmaceutics, Inc. (Biopharm), a company engaged in the manufacture of pharmaceutical products, Quality Health Products, Inc.
(QHP), a company organized to market the line of feminine hygiene products acquired in March 1996 by the Debtor and Caribbean Medical Testing Center, Inc.
(CMT), a company engaged in Multi-Phase and Reference testing in Puerto Rico. In addition, the Debtor held the license rights to Mitalactol (DBD), a pharmaceutical, solid dosage which holds orphan drug status for both the treatment of cervical cancer and brain cancer. On September 30, 1998, the Debtor discontinued the manufacturing operations of Biopharm. On December 11, 1998, the Debtor completed the sale of CMT and concentrated its efforts on the feminine hygiene operations of its subsidiary QHP.

          In 2000, the Debtors core business, which was the operations of QHP deteriorated and on August 3, 2000, the Debtor as well as QHP filed their petitions for reorganization under Chapter 11 of Bankruptcy Code (Petition
Date).

                          III. POST PETITION OPERATIONS
                               ------------------------

          Since the Petition Date, the Debtors main efforts have been to negotiate the sale of QHP and the sale of its rights to DBD.

          The Debtor has been successful in its sale of QHP to Clay Park Labs, Inc., and on December 23, 2002, the QHP Plan of Reorganization was confirmed by the Bankruptcy Court.

          While the sale of QHP was in progress, the Debtor was able to negotiate an offer from Targent Incorporated (Targent) to purchase the Debtors rights to DBD for $29,000.00. On February 14, 2003, an order was entered by the Bankruptcy Court approving the sale of DBD to Targent, and the Debtor expects to receive the balance of the purchase price, $20,000.00, in the near future.

          By selling QHP and the rights to DBD, the Debtor has put itself in a position where it is able to move forward with its reorganization plan. The Debtor has no active businesses or assets. It is the intention of the Debtor to seek out business opportunities to acquire as set forth in Article XIII.


                           IV.  PLAN OF REORGANIZATION
                                ----------------------

          On  May  ___,  2003,  the  Debtor  filed  the  Plan  with  the  Court.

          THE FOLLOWING IS A BRIEF SUMMARY OF THE PLAN AND SHOULD NOT BE RELIED ON FOR VOTING PURPOSES. CREDITORS ARE URGED TO READ THE PLAN IN FULL. CREDITORS ARE FURTHER URGED TO CONSULT WITH COUNSEL, OR WITH EACH OTHER, IN ORDER TO UNDERSTAND FULLY THE PLAN AND EXHIBITS, IF ANY, ATTACHED TO IT. THE PLAN IS COMPLEX INASMUCH AS IT REPRESENTS A PROPOSED LEGALLY BINDING AGREEMENT BY THE DEBTOR, AND AN INTELLIGENT JUDGMENT CONCERNING SUCH PLAN CAN NOT BE MADE WITHOUT

UNDERSTANDING  IT.

          The Plan classifies creditors into two separate classes and classifies its stockholders into a third class. All capitalized terms hereinafter used are more specifically defined in the Plan. A description of each class and its treatment is described below:

          Class 1 consists of Priority Claims other than Priority Tax Claims and Administrative Claims. Class 1 Claimants are not Impaired. Holders of Allowed Claims in Class 1 shall receive on account of the Allowed Amount of each such claim Cash equal to 100% of the Allowed Amount of such claim on the Consummation Date. The Debtors Schedules and the Claims Docket do not reflect any Claimants in Class 1.

          Class 2 consists of holders of Unsecured Claims. Class 2 Claimants are Impaired. Such Claims shall receive a Pro-Rata distribution of 23,344,085 shares of Feminique Common Stock on the Consummation Date, or such later date that each such claim becomes an Allowed Claim. The Debtors Certificate of Incorporation currently allows it to issue 75,000,000.00 shares of Common Stock. As of the Petition Date, the Debtor had outstanding 23,344,85 shares held by approximately five thousand shareholders. Therefore, Class 2 creditors will receive an equal amount of shares as is currently outstanding. Although no longer listed on a stock exchange, the shares of the Debtor are traded over the counter, and the last sale price of a share of Debtors Common Stock was .00013 cents per share. Thus, the current value of the Common Stock being issued to Class 2 creditors is $3,034.73. The estimated amount of Class 2 claims is $1,600,000.00.

          Class 3 consists of holders of Interests in the Debtor. Class 3 Interests are not Impaired. Class 3 Interest holders shall retain their respective Interest in the Debtor. Class 3 Interest holders are not Impaired, since the stock being issued to Class 2 creditors is within the maximum authorized shares which the Debtor has authority to issue, and as there as no anti-dilution provisions in any of the current outstanding shares, Class 3 Interest holders are being treated under the terms of their existing shares and their rights are not being Impaired by the additional Common Stock being issued to Class 2 creditors.

          The Allowed Administrative Claims consist of holders of administrative Claims of Professional Persons. The only Professional Person that has been retained by court order in this case is Kane Kessler, P.C., the Debtors counsel. Debtors counsel has been paid an interim allowance of $2,513.88 and estimates that it will be seeking an additional award of $17,500.00 for services rendered to the Debtor in this proceeding.

     The Allowed Priority Tax Claims consists of holders of Claims, if any, against the Debtor for taxes or duties entitled to priority in accordance with Bankruptcy Code 507(a)(8). The Debtors schedules reflect an indebtedness to New York State Department of Taxation and Finance in the sum of $542.75. The New York State Department of Taxation and Finance has filed a Proof of Claim in the sum of $7,901.03. The Debtor will be reviewing the Proof of Claim filed by the New York State Department of Taxation and Finance, and will bring on the appropriate objection if it is found to be in excess of the amount owed. The Debtor will pay the full amount of the Allowed Priority Tax Claim, in cash on the Consummation Date.

     All fees of the office of the United States Trustee pursuant to 28 U.S.C. 1930 shall be paid by the Debtor on the Consummation Date. U.S. Trustee fees will continue to be paid until entry of a final decree closing the case.

                         V.  MEANS OF EFFECTUATING PLAN
                             --------------------------

          The payment to creditors in Class 1 and to Allowed Administrative Claims and Priority Tax Claims will be paid by the Debtor from the net cash on hand received from the sale of its rights to the drug DBD to Targent. The Debtor has received $9,000.00 from Targent and will receive an additional $20,000.00 upon the closing of the sale. With additional money the Debtor has, it is expected to have approximately $30,000.00 at confirmation. In addition, in order to have sufficient funds on hand to pay all other expenses in order to be in a position to issue the Common Stock to Class 2 creditors, the Debtor will receive $7,077.96 from Matterhorn Holdings, Inc. (Matterhorn), a Delaware corporation whose principal shareholders are Jonathan Rosen, the Debtors former Acting President and John Figliolini, the Debtors current Acting President and Secretary. In exchange for the cash contribution from Matterhorn, the Debtor will issue 28,311,830 shares of Common Stock to Matterhorn priced at a share price of .00025 cents per share. This is a premium over the last selling price of the Debtors Common Stock which was .00013 cents per share. In addition, the Debtor will enter into a consulting contract with MedPlus Corporation (MedPlus) a Business Development Corporation to assist the Debtor in seeking out business opportunities to acquire. MedPlus is an independent entity with no connection to the Debtor or the Debtors officers and directors. In consideration for the Consulting Agreement, the Debtor will issue a warrant to MedPlus allowing MedPlus to purchase an additional 171,688,170 shares of the Debtors Common Stock at a purchase price of .00025 cents per share, to be exercised within thirty days of the authorization to amend the Debtors Certificate of Incorporation to increase the number of shares of its Common Stock which it is authorized to issue to 275,000,000.00 shares or to conduct a reverse stock split . The Debtor will utilize the $42,922.04 to be paid by MedPlus upon the exercise of its warrant to pay the additional expenses of the Debtor which it will incur in order to comply with the requirements of the appropriate stock exchange for a listing of its shares of common stock. As the additional shares to be received by MedPlus will only take place after the Debtors authorized stock is increased or the reverse stock split is authorized, current shareholders of the Debtor will be required to vote on the increased authorization or reverse stock split, and therefore it is not necessary for them to receive notification of the Plan at this time, but rather, they will have an opportunity to have full disclosure at the time that the Debtors Certificate of Incorporation is proposed to be amended to issue the additional authorized shares of Common Stock, or to authorize the reverse stock split.

                           VI.  FINANCIAL INFORMATION

                        RESPECTING THE REORGANIZED DEBTOR
                        ---------------------------------

          The sale of the rights to DBD leaves the Debtor only with cash on hand. As of April 30, 2003, Debtors counsel had cash on hand of $10,561.90. The Debtor believes that the plan is feasible since it will have received the additional $20,000.00 from Targent prior to the Consummation Date, and the cash from Matterhorn, and that is sufficient to pay all the administrative and priority claims as provided for in the Plan. Since all of the assets of the Debtor have been liquidated, feasibility of the plan is predicated upon the cash on hand as well as the issuance of the shares of stock to Class 2 Claimants provided for in the Plan.

                            VII. POTENTIAL LITIGATION
                                 --------------------

          There is no pending litigation or contemplated litigation at this time.

                     VIII.  MANAGEMENT OF REORGANIZED DEBTOR
                     ---------------------------------------

          The Debtors Acting President and Secretary, John Figliolini will retain the management of the Reorganized Debtor after reorganization. With the assistance of MedPlus, which will become the controlling shareholder of the Reorganized Debtor after it exercises its warrant, the Reorganized Debtor will seek to acquire new business opportunities. These opportunities will be established businesses in consumer or industrial industries. However, the Reorganized Debtor may seek to develop business opportunities from the start-up phase in the consumer oriented, distribution or manufacturing sectors (but limited to such industries). It is the intention of the Reorganized Debtor to raise additional equity capital to make acquisitions or to start-up such businesses. MedPlus will assist the Reorganized Debtor in locating, negotiating and financing appropriate investment opportunities and provide management help as well.

                            IX.  OBJECTIONS TO CLAIMS
                                 --------------------

          The Debtor will be reviewing all claims filed and will file objections to any claims which it believes are either in excess of the amount reflected in the Debtors books and records or for amounts which are not reflected in the Debtors books and records.

                            X.  PREFERENTIAL PAYMENTS
                                ---------------------

          The Debtor has made a review of all potential preference payments made to creditors within ninety (90) days of filing its petition, and has found no preferential payment have been made.

                            XI.  EXECUTORY CONTRACTS
                                 -------------------

          The Plan provides that, pursuant to the provisions of 365 and 1123(b) the Bankruptcy Court, all executory contracts and leases shall be rejected except those which (a) have been expressly assumed pursuant to 365 of the Bankruptcy Code and a Final Order of the Bankruptcy Code, (b) are specifically treated otherwise in the Plan, or (c) are the subject of a motion by the Debtor to assume pending before the Bankruptcy Court on the Confirmation Date.

                      XII.  EXEMPTION FROM SECURITIES LAWS
                            ------------------------------

          The issuance of the Debtors Common Stock to Class 2 creditors pursuant to Paragraph 5.2 of the Plan is offered under a plan of the security of the Debtor in exchange for a Claim against, and interest in, or a Claim for an administrative expense in the Debtors case, and therefor pursuant to Section 1145 of the Bankruptcy Code, Section 5 of the Securities Act of 1933 and any State or local law requiring registration for offer of sale of a security does not apply to the issuance of said Common Stock.

                           XIII.  SPECIAL RISK FACTORS
                                  --------------------

          Certain substantial risk factors are inherent in most Chapter 11 plans. If such plans are accepted, it is usually because they represent a hope for greater return on dividends than in a liquidating Chapter 7 case. In this case, as the Debtor no longer has any assets, and the cash on hand is sufficient only to pay priority claims, there is no potential recovery to any unsecured creditor or shareholder. In fact, were there to be a conversion to Chapter 7, the additional administrative expense of the Chapter 7 proceeding would result in a lesser recovery to creditors than is proposed in the Plan. The value of the stock issued to the Class 2 creditors exceeds the value of the Debtor, which has no value at this time.

Dated:    Wainscott,  New  York
          June  _____,  2003

                                     FEMINIQUE CORPORATION


                                     By:
                                        ----------------------------------------
                                        John Figliolini, Acting President

Exhibit (b)

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF NEW YORK
--------------------------------------X
In re:                                        Case No. 800-85241-511

FEMINIQUE CORPORATION                         IN A PROCEEDING
                                              FOR REORGANIZATION
                                              UNDER CHAPTER 11
                                              ----------------
--------------------------------------X


                             PLAN OF REORGANIZATION
                             ----------------------


                                  INTRODUCTION
                                  ------------

          FEMINIQUE CORPORATION, the above-named debtor (Feminique or Debtor"), proposes the following plan of reorganization pursuant to the provisions of Chapter 11 of the Bankruptcy Code, 11 U.S.C. 1101 et seq. (the "Bankruptcy
                                                  -- ---
Code").

          Reference is made to the Disclosure Statement (the "Disclosure Statement") relating to this Plan as approved by the Order of the Bankruptcy Court. The Disclosure Statement contains information relative to the Debtor, its history and background, business operations and the assets of its estate. The Disclosure Statement also summarizes and contains a discussion of the terms and conditions of this Plan.

          Pursuant to 1125(b) of the Bankruptcy Code, a vote to accept or reject this Plan cannot be solicited from a holder of a Claim until such time as the Disclosure Statement has been approved by the Bankruptcy Court and distributed to the Claimants. All Claimants are encouraged to read this Plan and the Disclosure Statement in their entirety prior to voting to accept or reject this Plan. Subject to the restrictions on modifications set forth in 1127 of the Bankruptcy Code and the restrictions on modifications set forth in this Plan, the Debtor, expressly reserves its right to alter, amend or modify this Plan, one or more times, prior to its

Substantial Consummation.

                                    ARTICLE I

            DEFINITIONS AND RULES OF INTERPRETATION AND CONSTRUCTION
            --------------------------------------------------------

          1.1 For purposes of this Plan, the following terms shall have the respective meanings hereinafter set forth:

          1.1.1 "Administrative Claim" means a claim for costs and expenses of administration allowed under 503(b), 507(a)(1) or 507(b) of the Bankruptcy Code.

          1.1.2 "Affiliate" shall have the meaning set forth in 101(2) of the Bankruptcy Code.

          1.1.3 "Allowed Amount" means, with respect to a particular Claim, (a) the dollar amount of a Claim that is listed in the Debtor's Schedules, as they may from time to time be amended in accordance with Rule 1009 of the Bankruptcy Rules, as not disputed, contingent or unliquidated, if the Claimant of such Claim has not filed a proof of claim with the Bankruptcy Court within the applicable period of limitation fixed by the Bankruptcy Court pursuant to Rule 3003(c)(3) of the Bankruptcy Rules, or (b) if the Claimant has filed a proof of claim with the Bankruptcy Court within the applicable period of limitation fixed by the Bankruptcy Court pursuant to Rule 3003(c) of the Bankruptcy Rules or if a proof of claim for such Claimant is deemed filed under applicable law or by reason of an order of the Bankruptcy Court within such applicable period of limitation: (i) the dollar amount stated in such proof of claim, if no objection to such proof of claim has been interposed by a party in interest within the applicable period of limitations fixed by the Bankruptcy Code or applicable Bankruptcy Rules, or as otherwise fixed by the Bankruptcy Court, or
(ii) such dollar amount as shall be fixed by an order of the Bankruptcy Court which has become a Final Order, if an objection has been interposed by a party in interest within the applicable period of limitations fixed by the Bankruptcy Code, applicable Bankruptcy Rules, or the Bankruptcy Court or, pending the determination of such objection, the dollar amount of such Claim, if any, which would be allowed in the relevant Class if such pending objection were to be granted in full by the Bankruptcy Court, or (c) with respect to the allowance of fees and expenses pursuant to 330, 331, 503(b) of the Bankruptcy Code, such amount as shall be fixed by an order of the Bankruptcy Court which has become a Final Order. To the extent required by applicable law, the Allowed Amount of each Secured Claim shall include interest that has accrued thereon from the Petition Date through and including the Consummation Date, but interest accrued prior to, or from the Petition Date through and including the Consummation Date shall not be included in the Allowed Amount of any other pre-Petition Date Claim or Interest.

          1.1.4 "Allowed Claim" means a Claim against the Debtor for which an Allowed Amount has been determined. Unless otherwise specified, "Allowed Claim" shall not include interest on the principal amount of such Claim.

          1.1.5 "Allowed Interest" means an Interest in the Debtor to the extent that:

               (a)  a proof of the Interest:

                    (i)  was timely filed; or

                    (ii) is deemed filed under applicable law or by reason of an order of the Bankruptcy Court; and

               (b) (i) the Debtor or any other party in interest does not file an objection within such time fixed by the Bankruptcy Court and the Interest is not otherwise a Disputed Interest (but only to the extent that such Interest is not a Disputed Interest);

                    (ii) the Interest is Allowed (and only to the extent
               allowed) by a Final Order; or

                    (iii) the Interest is Allowed under this Plan.

          1.1.6 "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. 101 et seq., Title 11 of the United States Code.
                       -- ---

          1.1.7 "Bankruptcy Court" means that unit of the United States District Court for the Eastern District of New York consisting of those Bankruptcy Judges in regular active service in such District, in which the Chapter 11 Case of the Debtor was filed or such other court as may hereafter have jurisdiction of and act with respect to the Chapter 11 Case.

          1.1.8 Bankruptcy Rules means the Federal Rules of Bankruptcy
Procedure.

          1.1.9 "Business Day" means any day except Saturday, Sunday and any other day on which commercial banks in New York City are authorized or required to be closed.

          1.1.11 "Cash" means cash, cash equivalents and readily marketable securities and instruments including, without limitation, lawful currency and readily marketable direct obligations of the United States of America or agencies or instrumentalities thereof, time certificates of deposit issued by any bank on commercial paper.

          1.1.12 "Chapter 11 Case" means the entire pending proceeding commenced by the Debtors petition for reorganization filed under Chapter 11 of the Bankruptcy Code bearing case number 800-85241-511.

          1.1.13 "Claim" means (a) a right to payment from the Debtor whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (b) a right to an equitable remedy against the Debtor for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          1.1.14 "Claimant" means the holder of a Claim.

          1.1.15 "Class" means a category of holders of Claims or Interests which are substantially similar to the other Claims or Interests in such Class, as classified pursuant to this Plan.

          1.1.16 "Confirmation Date" means the day on which the Bankruptcy Court enters the Confirmation Order on its docket.

          1.1.17 "Confirmation Order" means the order entered by the Bankruptcy Court confirming this Plan in accordance with the provisions of the Bankruptcy Code.

          1.1.18 "Consummation Date" means the sixtieth (60th) day following the Confirmation Date (but if such day is not a Business Day, then the Business Day following the sixtieth (60th) day, provided that no order staying confirmation or consummation of this Plan has been entered prior thereto which is still in effect on such date. If an order staying consummation or confirmation of this Plan has been entered, then Consummation Date shall mean the earlier of the first Business Day following the date upon which (a) the Confirmation Order has become a Final Order, or (b) any stay of consummation of this Plan is no longer effective, provided that such latter date is more than sixty (60) days.

          1.1.19 "Debtor" means Feminique Corporation.

          1.1.20 "Disallowed Claim or Disallowed Interest" means, respectively, a Claim or Interest that is not an Allowed Claim or an Allowed Interest.

          1.1.21 "Disclosure Statement" means the written document entitled "Disclosure Statement" relating to this Plan filed by the Debtor pursuant to 1125 of the Bankruptcy Code in connection with the Chapter 11 Case and approved by the Bankruptcy Court as containing "adequate information" (as the term is defined in 1125(a)(1) of the Bankruptcy Code), as the same may be amended or modified and approved by the Bankruptcy Court, including any exhibits and schedules annexed thereto and any documents delivered in connection therewith.

          1.1.22 "Disputed Claim or Interest" means any Claim or Interest or portion thereof, the allowance of which has not yet been determined, and with respect to which an objection shall have been interposed by the Debtor or any other party in interest on a timely basis, viz., prior to the Confirmation Date
                                           ----
or such other date as may be fixed by order of the Bankruptcy Court.

          1.1.23 "Disputed Claims or Interests Reserve" shall have the meaning set forth in 8.3 hereof.

          1.1.24 "Face Amount" means, with respect to a particular Claim or Interest (a) if the holder of such Claim or Interest shall not have filed the Proof of Claim or Interest with the Bankruptcy Court within the applicable period of limitation fixed by the Bankruptcy Court pursuant to Rule 3003(c)(3) of the Bankruptcy Rules, the amount of such Claim or Interest that is listed in the Schedules as not disputed, contingent or unliquidated; or (b) if the holder of such Claim or Interest shall have filed a Proof of Claim or Interest with the Bankruptcy Court within the applicable period of limitations fixed by the Bankruptcy Court pursuant to Rule 3003(c)(3) of the Bankruptcy Rules, the amount stated in such Proof of Claim or Interest or such other amount determined by the Bankruptcy Court by estimation or otherwise or such other amount to which the Claimant and the Debtor may agree, or (c) with respect to a request for reimbursement of fees and expenses, the net amount to which an applicant would be entitled if its application were to be granted in full. In no event shall the Face Amount of any Claim include any interest on a Claim.

          1.1.25 Feminique means Feminique Corporation.

          1.1.26 "Final Order" means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction (i) which shall not have been reversed, stayed, modified or amended, or (ii) from which the time to appeal, seek review, certiorari or rehearing of such order shall have expired, as a result of which such order shall have become final in accordance with Rule 8002 of the Bankruptcy Rules.

          1.1.27 "Impaired" means the legal, equitable and contractual alteration of one's rights to which a Claim or Interest attaches, failure to cure any contractual default, reinstate the maturity of such Claim or Interest prior to default and compensate for any damages incurred as a result of the default, or the holder of a Claim or Interest will not receive Cash equal to the Allowed Amount of such Claim or the greater of any fixed liquidation preference or redemption price which the holder of such Interest is entitled to receive.

          1.1.28 "Insider" shall have the meaning set forth in 101(31) of the Bankruptcy Code.

          1.1.29 "Interest" means the rights of owners and holders of the issued and outstanding shares of common stock or other equity securities of or interests in the Debtor, excluding, however, any Interest or Claim listed as an Unsecured Claim in the Schedules. Any

Interest or Claim listed as an Unsecured Claim in the Schedules shall be treated as such for purposes of this Plan.

          1.1.30 "Petition Date" means August 3, 2000.

          1.1.31 "Plan" means this plan of reorganization and any amendment thereto or modification thereof.

          1.1.32 "Priority Claims" means any Allowed Claim, other than Administrative Claims and Priority Tax Claims, to the extent entitled to priority in payment under 507(a) of the Bankruptcy Code.

          1.1.33 "Priority Tax Claims" means all Claims against the Debtor entitled to priority under 507(a)(8) of the Bankruptcy Code, to the extent that such Claims are not Secured Tax Claims.

          1.1.34 "Professional Person" mean any person retained or to be compensated pursuant to 327, 328, 330 and 503(b) of the Bankruptcy Code.

          1.1.35 Reorganized Debtor means Feminique Corporation after the entry of a Final Order Confirming the Plan of Reorganization.

          1.1.36 "Pro Rata" shall mean, at any time, the same proportion as the Face Amount of a Claim or Interest in a particular Class bears to the aggregate Face Amount of all Claims or Interests, including Disputed Claims or Interests in such Class, unless this Plan provides otherwise.

          1.1.37 "Schedules" means (i) the schedules of assets and liabilities, current income and expenditures, and executory contracts and unexpired leases and (ii) the statement of financial affairs, which were filed by the Debtor with the Bankruptcy Court in accordance with

Bankruptcy Rule 1007(b).

          1.1.38 "Secured Claim" means a Claim against the Debtor which is secured by a lien, charge, pledge, encumbrance or other security interest on property of the Debtor's estate or which is subject to set-off under 553 of the Bankruptcy Code, to the extent of the value of the interest of the holder of such Claim in such property or set-off, as the case may be, as determined either by the Bankruptcy Court pursuant to 506(a) of the Bankruptcy Code or by agreement between the Debtor and the holder of such Claim.

          1.1.39 "Substantial Consummation of this Plan" (or similar phrase) shall have the meaning set forth in 1101(2) of the Bankruptcy Code.

          1.1.40 "Unsecured Claim" means a Claim against the Debtor which is not secured, including any Claim listed as such in the Schedules (whether or not such Claim might be otherwise considered an Interest), or any Claim held by a trade creditor and any Claim for damages held by a party to a contract that is or has been rejected by the Debtor, but does not include a Secured Claim, an Administrative Claim, a Priority Claim, a Priority Tax Claim, a tort Claim or an Interest in the Debtor. Any Interest or Claim listed as an Unsecured Claim in the Schedules, other than a tort Claim, shall be treated as such for purposes of this Plan.

          1.1.41 All other terms used herein which are defined in the Bankruptcy Code or the Bankruptcy Rules but are not otherwise defined herein shall have the meanings ascribed to them in the Bankruptcy Code or the Bankruptcy Rules.

          1.2 For purposes of this Plan, the following rules of interpretation and construction shall apply:

          1.2.1 For purposes of this Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural; (b) any reference in this Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such contract, instrument, release or other agreement or document shall be substantially in such form or substantially on such terms and conditions; (c) any reference in this Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented; (d) unless otherwise specified in a particular reference, all references in this Plan to sections, articles and exhibits are references to sections, articles, and exhibits of or to this Plan; (e) the words "hereof," "hereto," "herein," "hereunder" and others of similar import refer to this Plan in its entirety rather than to only a particular portion of this Plan; (f) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; (g) the term "or" as used herein shall not be construed as exclusive unless the context clearly requires otherwise; and (h) the rules of construction set forth in 102 of the Bankruptcy Code shall apply.

          1.2.2 All exhibits to this Plan are incorporated herein by reference and made a part hereof as if set forth in full herein.

          1.2.3 In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

          1.2.4 Except to the extent that the Bankruptcy Code or the Bankruptcy Rules are applicable, and subject to the provisions of any contract, instrument, release, or other agreement or document entered into in connection with this Plan, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                                   ARTICLE II

                            PROVISIONS FOR PAYMENT OF

                  ADMINISTRATIVE CLAIMS AND PRIORITY TAX CLAIMS
                  ---------------------------------------------


          2.1 Each holder of an Administrative Claim which is an Allowed Claim shall be paid by the Debtor, in respect of such Claim, Cash equal to 100% of the Allowed Amount of such Claim, on the latest of: (a) the day on which such Claim becomes due, by its terms, (b) the Consummation Date, or (c) the day, if any, specified by any order of the Bankruptcy Court for payment of such Claim, or such Claim shall be satisfied upon such other terms more favorable to the Debtor as may be agreed to by the Claimant and the Debtor.

          2.2 Each holder of a Priority Tax Claim which is an Allowed Claim shall be paid by the Debtor in respect of each such Claim, cash equal to 100% of the allowed amount of such Claim on the Consummation Date.

                                   ARTICLE III

                 DESIGNATION OF CLASSES OF CLAIMS AND INTERESTS
                 ----------------------------------------------

          3.1 The following is a designation of the Classes of Claims and Interests under this Plan. In accordance with 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims described in Article II of this Plan, have not been classified and are excluded from the following Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and is classified in another Class or Classes to the extent that any remainder of the Claim or Interest qualifies within the description of such other Class or Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest is an Allowed Claim or Allowed Interest in that Class and has not been paid, released or otherwise satisfied in whole or in part, as the case may be, before the Consummation Date.

          3.2.1 "Class 1" shall consist of all Priority Claims other than Priority Tax Claims and Administrative Claims.

          3.2.2 "Class 2" shall consist of all Unsecured Claims

          3.2.3 "Class 3" shall consist of all Interests.

          Any holder of a Claim or Interest in Classes 1 through 3 who fails to object in writing to the classifications provided in this Plan by filing said objection with the Bankruptcy Court, with service upon the Debtor's counsel at least five (5) days prior to the hearing on confirmation of this Plan, shall be deemed to have accepted such classification and to be bound thereby.

                                   ARTICLE IV

                IDENTIFICATION OF IMPAIRED AND UNIMPAIRED CLASSES
                -------------------------------------------------

          Classes 2 is Impaired under this Plan.

                                    ARTICLE V

                  TREATMENT OF CLASSES OF CLAIMS AND INTERESTS
                  --------------------------------------------

          5.1 Claimants holding Allowed Claims in Class 1 shall receive on account of the Allowed Amount of each such Claim Cash equal to 100% of the Allowed Amount of such Claims on the Consummation Date.

          5.2 The Claimants holding Allowed Claims in Class 2 shall receive on account of the Allowed Amount of each such Claim a Pro Rata distribution of 23,344,085 shares of Feminique Common Stock on the Consummation Date, or such later date that each such Claim becomes an Allowed Claim.

          5.3 Holders of Allowed interest in Class 3 shall retain their respective interest in the Debtor.

                                   ARTICLE VI

                              RIGHT OF PRE-PAYMENT
                              --------------------

          6.1 The Debtor shall have the absolute right of pre-payment of its financial obligations pursuant to this Plan, in whole or in part, without penalty.

                                   ARTICLE VII

                             EXECUTION OF THIS PLAN
                             ----------------------

          7.1 This Plan is to be implemented consistent with 1123 of the Bankruptcy Code. The cash necessary to fund payments to administrative and priority creditors and Class 1 creditors shall come from the Funds being held by Debtors counsel, Kane Kessler, P.C., and $7,077.96 which shall be contributed by Matterhorn Holdings, Inc. (Matterhorn), a Delaware Corporation whose principal shareholders are Jonathan Rosen, the Debtors former Acting President and John Figliolini, the Debtors current Acting President and Secretary. In exchange for the cash contribution, the Debtor will issue 28,311,830 shares of Common Stock to Matterhorn at a share price of .00025 cents per share. The Debtor will enter into a consulting contract with MedPlus Corporation (MedPlus), a registered Business Development Corporation, to assist the Debtor in locating, negotiating and financing appropriate investment opportunities and to provide the Reorganized Debtor with management help. Pursuant to the consulting agreement, the Reorganized Debtor shall issue a warrant to MedPlus allowing MedPlus to purchase 171,688,170 shares of the Reorganized Debtors Common Stock at a purchase price of .00025 cents per share, to be exercised within thirty days of the authorization to amend the Debtors Certificate of Incorporation to either increase the number of shares of its Common Stock which it is authorized to issue to 275,000,000 shares or authorizing the Debtor to conduct a reverse stock split. The Reorganized Debtor will utilize the proceeds received when MedPlus exercises its warrant, to wit, $42,922.04 to pay expenses of the Reorganized Debtor incurred subsequent to emerging from Chapter 11.

          7.2 Any other payments that may be required to be made on subsequent to the Consummation Date pursuant to this plan shall be duly made or duly provided for.

          7.3 All payments to be made under this plan shall be made by the Debtor.

          7.4 In the event that any Impaired Class shall fail to accept this Plan in accordance with 1129(a) of the Bankruptcy Code, the Debtor reserves the right to request the Bankruptcy Court to confirm this Plan in accordance with 1129(b) of the Bankruptcy Code or amend this Plan pursuant to the terms set forth herein.

          7.5 The Reorganized Debtor intends to retain the services of John Figliolini as its President and Secretary after the Confirmation Date.

                                  ARTICLE VIII

            RESOLUTION OF DISPUTED CLAIMS AND INTERESTS AND RESERVES
            --------------------------------------------------------

          8.1 An objection to the allowance of a Claim or Interest shall be in writing and may be filed with the Bankruptcy Court by the Debtor or any other party in interest at any time prior to the Confirmation Date, or within such other time period as may be fixed by the

Bankruptcy Court. The Debtor reserves the right to make further objections to any asserted Claims or Interests on or prior to the Confirmation Date or such other date as the Bankruptcy Court may fix.

          8.2 A Proof of Claim or Interest may be amended only as agreed upon by the Debtor and the holder of such Claim or Interest or as otherwise permitted by the Bankruptcy Code and Bankruptcy Rules.

          8.3 Until such time as a Disputed Claim or Interest shall have become an Allowed Claim or Allowed Interest as the case may be, the holder of such Disputed Claim or Interest will not participate in any distributions made to other members of its Class. On the Consummation Date, the Debtor shall establish a Disputed Claims and Interests Reserve and shall reserve for the account of each holder of a Disputed Claim or Interest, in an interest bearing account, the amount of Cash which would otherwise be distributable to such holder were such Disputed Claim or Interest an Allowed Claim or Allowed Interest, on the Confirmation Date, or such other amount as the holder of such Disputed Claim or Interest and the Debtor may agree upon. Notwithstanding the foregoing, the Debtor may request the Bankruptcy Court to conduct proceedings to estimate the value of any Disputed Claim or Interest and, based thereon, authorize the Debtor to reserve the amount of Cash which would otherwise be distributable to the holder of such Claim or Interest deemed an Allowed Amount
on the Confirmation Date in the amount or nature claimed.   The Cash so reserved
for the holder of such Disputed Claims or Interests shall be distributed to such holders, solely to the extent that such Disputed Claims or Interests shall be allowed and therefore become an Allowed Claim or Interest.

          8.4  As each Disputed Claim or Interest becomes an Allowed Claim or

Allowed Interest, any Cash reserved for, but not distributed to, the holder of such Claim or Interest as a consequence of the Allowed Amount of such Claim or Interest having been fixed at less than the Face Amount thereof (the "Excess Amount(s)"), plus applicable interest, shall be retained by the Debtor.

          8.5 Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall be in an amount equal to a rounding of such fraction to the nearest whole cent (rounding down in case of fractions of 0.5 or less).

          8.6 Upon final distribution of all amounts required to be paid under this Plan, all Claims against the Debtor shall be deemed fully and finally satisfied, settled, released and discharged, with prejudice.

          8.7 Any checks for distribution to holders of an Allowed Claim of any Class, not negotiated within ninety (90) days after issuance shall be deemed void and the funds represented by such checks, if any, shall be retained by the Debtor.

                                   ARTICLE IX

                                EVENTS OF DEFAULT
                                -----------------

          9.1  The following shall constitute Events of Default under this Plan:
(a) the Debtor defaults in making any payments required by the Plan and unless such default has been waived in accordance with the terms hereof; (b) the Debtor breaches any of the covenants contained herein; (c) the Debtor's Chapter 11 Case is converted to a liquidation under Chapter 7 of the Bankruptcy Code or the Debtor seeks similar relief under any Federal or State statute (other than the Debtors Chapter 11 Case); (d) the Debtor executes an assignment for the benefit of creditors; or (e) a receiver is appointed for substantially all of the property of the Debtor.

          9.2 Upon notification to the Debtor of an occurrence of an Event of Default, with copy to the Debtor's counsel, and the Debtor shall have thirty
(30) business days from the date of the receipt of such notice to cure such breach. In the event the Debtor fails to cure such breach within the prescribed thirty (30) day period, the Debtor shall be deemed to have defaulted on the terms of the Plan, the full amount of the debt as provided in this Plan shall immediately become due and payable, and the creditors shall have all the rights available to them under the Bankruptcy Code and the Bankruptcy Rules.

                                    ARTICLE X

                   GENERAL PROVISIONS FOR EFFECTING THIS PLAN
                   ------------------------------------------

          10.1 Notwithstanding any other provision of this Plan, each Claim or Interest shall be paid only subsequent to its having become an Allowed Claim or Allowed Interest in accordance with the Bankruptcy Code.

          10.2 The Debtor shall have the right to interpose objections to the allowance of any Claim or Interest.

          10.3 The Debtors non-objection to any Claim or Interest for the purpose of voting on this Plan shall not be deemed to constitute a waiver of the rights of the Debtor to object to or re-examine such Claim or Interest in whole or in part and/or to interpose any counterclaims or evidence of transfer of a Claim or Interest based on the provisions of the Bankruptcy Code or other applicable law.

          10.4 Except as otherwise provided by this Plan, or the Confirmation Order, pursuant to 1123(b)(3)(B) of the Bankruptcy Code, the Debtor shall individually and/or jointly retain each and every claim, demand or cause of action whatsoever which the Debtor had or had power to assert immediately prior to confirmation of this Plan including, without limitation, actions for the avoidance and recovery pursuant to 550 of the Bankruptcy Code or transfers avoidable by reason of 544, 545, 547, 548, 549 or 553(b) of the Bankruptcy Code, and may commence or continue in any appropriate court or tribunal any suit or other proceeding for the enforcement of same.

                                   ARTICLE XI

                        PROVISIONS FOR THE ASSUMPTION OR

                   REJECTION OF EXECUTORY CONTRACTS AND LEASES
                   -------------------------------------------

          11.1 Pursuant to the provisions of 365 and 1123(b) of the Bankruptcy Code, the Debtor hereby rejects all of its executory contracts except those which (a) have been expressly assumed pursuant to 365 of the Bankruptcy Code and Final Order of the Bankruptcy Court, (b) are specifically treated otherwise in this Plan, or (c) are the subject of a motion by the Debtor to assume that is pending in the Bankruptcy Court prior to the Confirmation Date. All parties obtaining Claims by virtue of the confirmation of this Plan shall have thirty
(30) days from the entry of a Final Order rejecting such executory contract to file proofs of claim for any damages resulting from the rejection. Notwithstanding the foregoing, all parties to contracts whose contracts were deemed rejected by operation of law under 365(d)(4) of the Bankruptcy Code must have filed a proof of Claim, and forwarded a copy to the Debtors counsel, prior to the last day to file Claims against the Debtor in order for each such Claim to be allowed.

                                   ARTICLE XII

                    PROVISIONS FOR MODIFICATION OF THIS PLAN
                    ----------------------------------------

          12.1 The Debtor may propose amendments or modifications of this Plan at any time prior to the Confirmation Date with leave of the Bankruptcy Court. Subsequent to the Confirmation Date, the Debtor may, and with approval of the Bankruptcy Court, and so long as it does not materially or adversely affect the interests of Claimants or holders of Interests, remedy any defect or omission, or reconcile any inconsistencies in this Plan, or in the Confirmation Order, in such manner as may be necessary to carry out the purposes and effect of this Plan. The foregoing provisions of this Article XII do not limit the ability of any party to modify this Plan under 1127 of the Bankruptcy Code and Bankruptcy Rules.

                                  ARTICLE XIII

                                   LITIGATION
                                   ----------

          13.1 All litigation which is the subject of a settlement pursuant to any settlement agreement approved by the Bankruptcy Court shall be settled in accordance with the terms of that settlement agreement. The Confirmation Order shall contain a provision to such effect directing the Clerk of the appropriate court to so settle or dismiss such litigation, as the case may be. Except as may otherwise be provided in any settlement agreement, all litigation in which the Debtor is a plaintiff, shall, at the Debtor's option be continued or dismissed.

                                   ARTICLE XIX

                               CLOSING OF THE CASE
                               -------------------

          14.1 Upon Substantial Consummation of this Plan the Debtor shall file an application for final decree showing that the Chapter 11 Case has been substantially administered and that there has been Substantial Consummation of this Plan. The Bankruptcy Court may conduct a hearing thereon if requested by any Claimant, holder of an Interest, or any persons specially requesting same, subsequent to which an order approving the Debtor's report and closing the Chapter 11 Case may be entered.

          14.2 The Debtor may continue to avail itself of the services of Professional Persons whose employment was approved at or prior to the Confirmation Date to complete administration of the Chapter 11 Case and the consummation and performance of this Plan during the period between the Confirmation Date and entry of an order closing the Chapter 11 Case. If necessary, with approval of the Bankruptcy Court, the Debtor may employ additional Professional Persons to render services in and in connection with the Chapter 11 Case. With respect to services rendered and expenses incurred in or in connection with the Chapter 11 Case by any Professional Person the Professional Person may render periodic billings therefor to the Debtor which shall promptly pay same.

                                   ARTICLE XV

                         DISCHARGE AND RELEASE OF CLAIMS
                         -------------------------------

          15.1 Except as may otherwise be provided in the Confirmation Order, upon the Confirmation Date (but subject to the occurrence of the Consummation
Date), the Debtor, the Debtor's property and property of the Debtor's estate, shall be discharged and released, pursuant to inter alia, this Plan, the
                                              ----- ----
Confirmation Order and 1141(d)(1) of the Bankruptcy Code, from all Claims and all debts that arose prior to the Confirmation Date and from any liability of a kind specified in 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not:

               (a) a proof of Claim shall have been filed or deemed filed under 501 of the Bankruptcy Code;

               (b) such Claim is or shall be allowed under 502 of the Bankruptcy Code; or

               (c)  the holder of such Claim shall have accepted this Plan.

          15.2 On the Consummation Date, Claims based upon guarantees of collection, payment, or performance of obligations or contingent liabilities arising out of the assignment of leases or contract obligations, or other similar undertakings made or given by the Debtor as to the obligations or performance of (i) the Debtor or (ii) of any other person, shall be discharged, released and of no further force and effect, subject only to the rights under the Plan of the respective Claimants. Nothing in this Section shall release Insiders of their guarantees of the obligations of the Debtor.

          15.3 Pursuant to 1141(c) of the Bankruptcy Code, upon confirmation of this Plan, the property dealt with by this Plan shall become free and clear of all liens and interests of creditors, equity security holders, and of general partners in the Debtor, except as otherwise provided for in this Plan or the Confirmation Order.

          15.4 This Plan is without prejudice to the Debtor's right to contest the enforceability or validity of any Claim, and without prejudice to any adversary proceeding heretofore instituted by the Debtor against the holder of any Claim, except as specifically provided for to the contrary in any settlement agreement which as been approved by Bankruptcy Court Order.

                                   ARTICLE XVI

                         EXEMPTION FROM SECURITIES LAWS
                         ------------------------------

          16.1 The issuance of the Debtors Common Stock to Class 2 creditors pursuant to Paragraph 5.2 of the plan is offered under a plan of the security of the Debtor in exchange for a Claim against, and interest in, or a Claim for an administrative expense in the Debtors case, and therefor pursuant to Section 1145 of the Bankruptcy Code, Section 5 of the Securities Act of 1933 and any State or local law requiring registration for offer of sale of a security does not apply to the issuance of said Common Stock.

                                  ARTICLE XVII

                            RETENTION OF JURISDICTION
                            -------------------------

          17.1 In addition to the continued jurisdiction of the Bankruptcy Court subsequent to the Confirmation Date which is provided for as a matter of law by the Bankruptcy Code and Bankruptcy Rules, the Bankruptcy Court shall retain jurisdiction for the following purposes:

               (a)  To fix allowances of compensation of the Professional
Persons;

               (b) To determine the classification of any Claim or Interest, the determination of such objections as may be filed to Claims, or Interests, and the reexamination of the allowance of any Claim or Interest;

               (c) To determine any and all proceedings to set aside liens or encumbrances, and to recover any preferences, transfers, assets or damages to which the Debtor may be entitled under applicable provisions of the Bankruptcy Code or other federal, state or local law;

               (d) To hear and determine (i) all applications for rejection or termination of executory contract(s) filed prior to the Confirmation Date, and
(ii) all Claims arising from the rejection of any executory contracts, and to consummate the rejection and termination thereof;

               (e) To adjudicate all Claims to a security or ownership interest in any property of the Debtor or in any rents, proceeds or profits thereof and to set aside and/or determine the extent and priority of liens or encumbrances;

               (f) To adjudicate all Claims or controversies arising out of any purchases, sales or contracts made or undertaken by the Debtor during the pendency of the Chapter 11 Case, including those effected by the confirmation of this Plan;

               (g) To determine all questions and disputes regarding title to the Debtor's assets, and determination of all causes of action, controversies, and disputes or conflicts, whether or not subject to actions pending as of the Confirmation Date, between the Debtor and any other party, including, but not limited to, any right of the Debtor to recover property or assets pursuant to the provisions of Bankruptcy Code;

               (h) To recover property or assets wherever located, or judgments by reason of preferences, transfers of assets or damages to which it may be entitled under applicable law;

               (i) To correct of any defect, cure any omission, or reconcile any inconsistency in this Plan or the Confirmation Order as may be necessary to implement the purposes and intent of this Plan;

               (j) To enforce and interpret the terms and conditions of this Plan, to determine all controversies and disputes arising under or in connection with this Plan;

               (k) To modify this Plan subsequent to the Confirmation Date, pursuant to the Bankruptcy Code and Rules;

               (l) To adjudicate and determine any cause of action provided for under this Plan or the Confirmation Order;

               (m)  To determine such other matters as may be set forth in the

Confirmation Order or for which relief may be granted under the Bankruptcy Code or Bankruptcy Rules;

               (n) To enter any order, including injunctions, necessary to enforce title, rights and power of the Debtor and to impose such limitations, restrictions, terms and conditions of such title, rights and powers as this Bankruptcy Court may deem appropriate;

               (o) To hear any matter brought on by proper application by a Claimant or holder of an Interest claiming that payments or distributions pursuant to this Plan have not been properly made, in terms of the amount, timing, or otherwise;

               (p) To make such other such other orders as are necessary or appropriate to implement the provisions of this Plan;

               (q)  To enter a Final Order closing the Chapter 11 Case; and

               (r) To implement the provisions of this Plan in the manner provided under 1142(a) and (b) of the Bankruptcy Code.

                                  ARTICLE XVIII

                     MISCELLANEOUS AND ADDITIONAL PROVISIONS
                     ---------------------------------------

          18.1 If any payment or act under this Plan shall be required to be made or performed on a date which shall be a Saturday, Sunday or legal holiday, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

          18.2 If any payment required under this Plan shall be made by mail, such payment shall be deemed to have been paid on the day when such payment shall have been mailed.

          18.3 Any notice required to be provided under this Plan to the Debtor shall be made in writing and addressed Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention: Robert Kolodney, Esq.

          18.4 Except as may otherwise be agreed to by the Debtor and the holder of a particular Claim or Interest any property or notice to which a Claimant or holder of an Interest shall become entitled to receive under the provisions of this Plan, shall be delivered by regular mail, postage prepaid. Property or notice delivered in accordance with this subparagraph shall be deemed to have been delivered to the holder of such Claim or Interest regardless of whether such property or notice shall have been actually received by such Claimant or holder of an Interest.

          18.5 Any party may change the address to which notices are to be sent to it by giving notice to such other party in the manner set forth herein, and notices shall be deemed received on the fifth business day subsequent to mailing.

          18.6 Unless the holder of a Claim or Interest advises the Debtor and its attorneys, in writing of a change of address, all distributions or notices shall be sent to the Claimant or holder of an Interest at his or its address as stated in the Schedules or as stated in a properly filed proof of claim or Interest. The Debtor or any Professional Person retained by the Debtor shall have no obligation to locate the holder of a Claim or Interest whose distribution or notice is properly mailed, but nevertheless returned. Any distribution that shall be returned because of the inability to locate such holder shall be treated as an unclaimed distribution. In the event that any distribution of property remains unclaimed for a period of 180 days (or if said 180th day shall not be a Business Day, then the next business day subsequent to said 180th day) subsequent to it having been delivered to the holder entitled thereto, such unclaimed distribution shall, on the 181st day (or if said 181st day shall not be a Business Day, then the next business day) subsequent to it having been delivered to the holder entitled thereto, be deemed forfeited by


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such holder, whereupon all right, title and interest in and to such unclaimed distribution, including all interest thereon shall immediately and irrevocably revert to the Debtor.

          18.7 In all references herein to any person, including, but not limited to, any parties, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

          18.8 On or prior to the Consummation Date, the Debtor shall execute such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

          18.9 If any provision of this Plan shall be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any or all other provisions of this Plan.

          18.10 The Debtor may, but shall not be required, to, set off against any Claim or Interest and the distributions made or to be made pursuant to this Plan in respect of such Claim or Interest, claims of any nature whatsoever that the Debtor's estate may have against the holder of such Claim or Interest, but neither the failure to do so nor the allowance of any Claim or Interest hereunder shall constitute a waiver or release by the Debtor's estate of any Claim that the Debtor's estate may have against the holder of such Claim or Interest.

          18.11 In computing any period of time prescribed or allowed by this Plan, the day of the act or event from which the designated period begins to run shall not be included. The last day of the period so computed shall be included, so long as it is a Business Day; if not, the period shall run until the end of the next Business Day.


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          18.12 This Plan and all of its provisions shall be binding upon and inure to the benefit of the Debtor, Claimants, holders of Interests, all other parties in interest, and their respective successors, assigns, heirs and distributees.

Dated:    Wainscott, New York
          May 10, 2003

                                     FEMINIQUE CORPORATION


                                     By:
                                        ----------------------------------------
                                        John Figliolini, Acting President


KANE KESSLER, P.C.
Attorneys for the Debtor


By:
   -------------------------------------
   Robert Kolodney (RK-2605)
   1350 Avenue of the Americas
   New York, New York 10019
  (212) 541-6222


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